UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 15, 2020

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NY	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)The Annual Meeting of Stockholders was held on October 15, 2020.

(b)There were present at the meeting, either in person or by proxy, holders of 318,658,876 shares of common stock entitled to vote. Stockholders elected the nine nominees, constituting our entire Board of Directors, to hold office until the next Annual Meeting of Stockholders in 2021; approved the advisory vote on named executive officer compensation; approved and amended the Paychex, Inc. 2002 Stock Incentive Plan; and ratified the selection of our independent registered public accounting firm.

Results of stockholder voting are as follows:

				Broker
Election of Directors	For	Against	Abstain	Non-Votes
B. Thomas Golisano	265,344,857	8,123,666	395,747	44,794,606
Thomas F. Bonadio	269,582,156	3,852,371	429,743	44,794,606
Joseph G. Doody	269,507,650	3,909,538	447,082	44,794,606
David J.S. Flaschen	261,147,344	12,213,496	503,430	44,794,606
Pamela A. Joseph	269,288,026	4,199,317	376,927	44,794,606
Martin Mucci	269,775,673	3,749,046	339,551	44,794,606
Joseph M. Tucci	251,053,337	22,393,617	417,316	44,794,606
Joseph M. Velli	263,200,018	10,217,164	447,088	44,794,606
Kara Wilson	269,967,643	3,516,263	380,364	44,794,606

Advisory Vote to Approve Named Executive				Broker
Officer Compensation	For	Against	Abstain	Non-Votes
	261,034,027	11,647,511	1,182,732	44,794,606

To Approve and Amend the Paychex, Inc.				Broker
2002 Stock Incentive Plan	For	Against	Abstain	Non-Votes
	266,107,479	6,783,229	973,562	44,794,606

Ratification of Selection of PriceWaterhouseCoopers LLP
as the Company's Independent Registered Public
Accounting Firm	For	Against	Abstain
	317,099,605	958,555	600,716

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	October 16, 2020	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	October 16, 2020	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer